LORD ABBETT DEVELOPING GROWTH FUND, INC.

Supplement dated September 14, 2020 to the

Summary Prospectus dated December 1, 2019, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2001
Matthew R. DeCicco, Managing Director and Portfolio Manager	2002
Vernon T. Bice, Portfolio Manager	2011
Benjamin Ebel, Portfolio Manager	2020

Please retain this document for your future reference.